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                 [KRAMER, LEVIN, NAFTALIS & FRANKEL LETTERHEAD]


                                 May ___, 1997


The Dessauer Global Equity Fund
225 South Lake Avenue, Suite 777
Pasadena, Californi


     Re:   The Dessauer Global Equity Fund
           Registration Statement on Form N-2
           (ICA No. 811-7691; File No. 333-7543)

Gentlemen:

            We hereby consent to the reference of our firm as Counsel in this Pre-Effective Amendment No. 2 the Registration Statement on Form N-2.

                                Very truly yours,


                               /s/ Kramer, Levin, Naftalis & Frankel